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                                                                   EXHIBIT 10.54


                                PLEDGE AGREEMENT

                  PLEDGE AGREEMENT, dated as of April 22, 1999 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Pledge Agreement") between (i) LEISURE EXPRESS CRUISE, L.L.C.
("Pledgor") and (ii) FOOTHILL CAPITAL CORPORATION ("Foothill").

                             INTRODUCTORY STATEMENT

                  Pursuant to a Secured Promissory Note dated as of April 22, 1999, by Pledgor in favor of Foothill, Foothill has agreed to make a loan (the "Loan") to the Pledgor. In connection therewith, Foothill and Pledgor have entered into a Security Agreement dated as of April 22, 1999 (the "Security Agreement"; capitalized terms used herein and not otherwise defined, shall have the meanings set forth in the Security Agreement).

                  Pursuant to the Continuing Guaranty of Pledgor in favor of Foothill, each dated as of April 22, 1999 (the "Continuing Guaranty"), Pledgor has agreed to guaranty the respective obligations of Florida Casino Cruises, Inc. and Leisure Time Cruise Corporation now or hereafter owing to Foothill.

                  Pledgor owns beneficially and of record all of the issued and outstanding shares of the capital stock of its subsidiaries listed on Schedule 1 hereto (being referred to herein as the "Pledged Affiliates").

                  In order to induce Foothill to make the Loan to Pledgor and to secure the Obligations, the Cruise Corporation Obligations and the Florida Casino Obligations, Pledgor is pledging to Foothill all of the issued and outstanding capital stock of the Pledged Affiliates, all as more fully set forth herein.

                  Accordingly, the parties hereto agree as follows:

                  1. Pledge. (a) As security for payment in full of the Obligations and all of the "Guaranteed Obligations" described in the Continuing Guaranty, Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Foothill, and grants a security interest in (i) all the capital stock of the Pledged Affiliates which Pledgor now or hereafter owns,
(ii) all rights, options and warrants pertaining to such capital, stock, whether now owned or hereafter acquired and (iii) all proceeds of such capital stock and all other securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such capital stock or additional securities, in each case whether now existing or hereafter arising. All items referred to in clauses (i), (ii) and
(iii) of this Section 1 are hereinafter referred to collectively as the "Pledged Securities."


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                  (b) Pledgor shall deliver to Foothill the certificates
representing the Pledged Securities accompanied by undated stock powers executed in blank and by such other instruments or documents as Foothill or its counsel shall reasonably request.

                  2. Registration in Nominee Name; Denominations. Foothill shall have the right (in its sole and absolute discretion) to hold the certificates representing any Pledged Securities in its own name, the name of its nominee or in the name of Pledgor, endorsed or assigned in blank or in favor of Foothill. Upon the occurrence and during the continuation of an Event of Default, Foothill shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Pledge Agreement.

                  3. Pledgor's Representations, Warranties and Covenants. Pledgor hereby represents and warrants to and/or covenants and agrees with Foothill as follows:

                    (i) the Pledged Securities constitute 100% of the issued and outstanding equity securities of the Pledged Affiliates;

                   (ii) the Pledged Securities are duly authorized, validly issued, fully paid and non-assessable;

                  (iii) there are no restrictions on the transfer of the Pledged Securities other than as a result of the Security Agreement, this Pledge Agreement, or applicable securities laws or the regulations promulgated thereunder;

                   (iv) Pledgor has good title to the Pledged Securities;

                    (v) the Pledged Securities are not subject to any prior liens, encumbrances or security interests;

                   (vi) Pledgor has the right to pledge the Pledged Securities hereunder free and clear of any liens, encumbrances or security interests without the consent of the creditors of the Pledged Affiliates or any other person or any government agency whatsoever;

                  (vii) Pledgor has full power and authority to execute, deliver and perform this Pledge Agreement and to pledge the Pledged Securities hereunder;

                  (viii) Pledgor will not take any action to allow any additional equity securities of the Pledged Affiliates to be issued or grant any options or warrants, unless such securities are pledged to Foothill on terms satisfactory to Foothill as security for the Obligations and the Guaranteed Obligations;

                  (ix) the execution, delivery and performance of this Pledge Agreement will not violate any provision of law, administrative regulation, any order of any court or other agency of



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government, any provision of any indenture, agreement or other instrument to which Pledgor is a party, or be in conflict with, result in a material breach of or constitute (with due notice and/or lapse of time) a material default under any such indenture, agreement or other instrument which in the case of a violation of any provision of or conflict with an indenture would have a material adverse effect;

                    (x) there are no pending legal or governmental proceedings to which Pledgor is a party or to which any of its properties is subject which will materially affect Pledgor's ability to perform its obligations hereunder; and

                   (xi) on the date hereof, the Pledged Securities consist of the securities listed on Schedule 1.

                  4. Voting Rights; Dividends; etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                             (i) Pledgor shall be entitled to exercise any and
all voting and/or consensual rights and powers accruing to the owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms hereof and of the Security Agreement.

                            (ii) Any dividends or distributions of any kind
whatsoever prohibited by the Security Agreement and received by Pledgor, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of a Pledged Affiliate or received in exchange for the Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which a Pledged Affiliate may be a party, or otherwise, shall be and become part of the Pledged Securities pledged hereunder and shall immediately be delivered to Foothill to be held subject to the terms of this Pledge Agreement.

                           (iii) Foothill shall execute and deliver to Pledgor,
or cause to be executed and delivered to Pledgor, all such proxies, powers of attorney and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to clause (i) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to (i) exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to Section 4(a)(i) hereof and (ii) receive and retain dividends and distributions which Pledgor would be entitled to receive and retain pursuant to Section 4(a)(ii), if any, shall cease and all such rights shall thereupon become vested in Foothill who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights; provided, however, that to the extent any governmental consents or filings are required for the exercise by Foothill of any of the foregoing rights and powers, Foothill shall refrain from exercising such rights or powers until the making of such required filings, the receipt of such consents and the expiration of all related waiting periods.


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                  5. Remedies Upon Default. (a) If an Event of Default shall have occurred and be continuing, Foothill may sell the Pledged Securities, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as Foothill shall deem appropriate subject to the terms hereof or as otherwise provided in the California Uniform Commercial Code. Foothill shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Securities for their own account and not with a view to the distribution or sale thereof, and upon consummation of any such sale Foothill shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor.

                  (b) Foothill shall give the Pledgor 10 days' written notice of Foothill's intention to make any such public or private sale, or sale at any broker's board or on any such securities exchange, or of any other disposition of the Pledged Securities contemplated by Section 5(a). Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Foothill may fix and shall state in the notice of such sale. At any such sale, the Pledged Securities, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Foothill may (in its sole and absolute discretion) determine. Foothill shall not be obligated to make any sale of the Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Securities may have been given. Foothill may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Securities is made on credit or for future delivery, the Pledged Securities so sold shall be retained by Foothill until the sale price is paid by the purchaser or purchasers thereof, but Foothill shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Securities so sold and, in case of any such failure, such Pledged Securities may be sold again upon like notice. At any sale or sales made pursuant to this Section 5, Foothill may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Securities offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to Foothill by the Pledgor, Florida Casino or Cruise Corporation (as defined in the Security Agreement) as a credit against the purchase price; and Foothill, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Securities without further accountability therefor to the Pledgor or any third party. Foothill shall in any such sale make no representations or warranties with respect to the Pledged Securities or any part thereof, and Foothill shall not be chargeable with any of the obligations or liabilities of the Pledgor with respect thereto. Pledgor hereby agrees (i) it will



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indemnify and hold Foothill harmless from and against any and all claims with respect to the Pledged Securities asserted before the taking of actual possession or control of the Pledged Securities by Foothill pursuant to this Pledge Agreement or arising out of any act of, or omission to act on the part of, any party other than Foothill prior to such taking of actual possession or control by Foothill, or arising out of any act on the part of such Pledgor or its agents before or after the commencement of such actual possession or control by Foothill; and (ii) Foothill shall have no liability or obligation arising out of any such claim. As an alternative to exercising the power of sale herein conferred upon it, Foothill may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Pledged Securities, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

                  6. Application of Proceeds of Sale and Cash. The proceeds of any sale of the Pledged Securities sold pursuant to Section 6 hereof shall be applied by Foothill in any manner selected by Foothill, in Foothill's sole discretion.

                  7. Foothill Appointed Attorney-in-Fact. Upon the occurrence of an Event of Default and during the continuance of an Event of Default, Pledgor hereby appoints Foothill its attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and the pledge of the Pledged Securities hereunder and taking any action and executing any instrument which Foothill may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Foothill shall have the right and power to receive, endorse, and collect all checks and other orders for the payment of money made payable to Pledgor representing any dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

                  8. Securities Act, etc. In view of the position of Pledgor in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. Pledgor understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of Foothill if the Foothill were to attempt to dispose of all or any part of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting Foothill in any attempt to dispose of all or any part of the Pledged Securities under applicable "Blue Sky" or other state securities laws, or similar laws analogous in purpose or effect. To the maximum extent permitted by applicable law, Pledgor hereby agrees that Foothill shall not have any such general duty or obligation to it, and Pledgor will not attempt to hold Foothill responsible for selling all or any part of the Pledged Securities at an inadequate price, even if the Foothill shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section 8 would apply if, for example, Foothill were to place all or any part of the Pledged Securities for private placement by



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an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Securities for its own account, or if Foothill placed all or any part of the Pledged Securities privately with a purchaser or purchasers.

                  9. Continuation and Reinstatement. Pledgor further agrees that its pledge hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any of the Obligations or the Guaranteed Obligations is rescinded or must otherwise be restored by Foothill upon the bankruptcy or reorganization of Pledgor or otherwise.

                  10. Termination. The pledge hereunder shall terminate when all of the Obligations, the Cruise Corporation Obligations and the Florida Casino Obligations shall have been fully paid and performed. At such time Foothill shall, at the sole cost and expense of Pledgor, assign and deliver to Pledgor, or to such person or persons as Pledgor shall designate, against receipt, such of the Pledged Securities (if any) as shall not have been sold or otherwise applied by Foothill pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or representation or warranty by Foothill.

                  11. Further Assurances. Pledgor, at its own expense, will execute and deliver, from time to time, any and all further, or other, instruments, and perform such acts, as Foothill may reasonably request to effect the purposes of this Pledge Agreement and to secure to Foothill the benefits of all rights, authorities, and remedies conferred upon Foothill by the terms of this Pledge Agreement.

                  12. Notices. Notices and other communication provided for or permitted herein shall be given as set forth in the Security Agreement.

                  13. Non-Waiver of Rights and Remedies. No delay or failure on the part of Foothill in the exercise of any right or remedy shall operate as a waiver thereof, no single or partial exercise by Foothill of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy and no course of dealing between the parties shall operate as a waiver of any right or remedy of Foothill.

                  14. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT




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IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS
SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF PLEDGOR AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 14. PLEDGOR AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PLEDGOR AND FOOTHILL REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  15. Severability. This Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalidated under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement and the parties hereto agree to negotiate in good faith a provision to replace the ineffective provision, such provision to be as similar in effect and intent as the ineffective provision as permissible.

                  16. Amendments. This Pledge Agreement may not be amended except by a writing signed by the parties hereto.

                  17. Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  18. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the day and year first above written.


                                     LEISURE EXPRESS CRUISE, L.L.C.
                                     By: Leisure Time Cruise Corporation, its
                                     Managing Member


                                     By: /s/
                                        -------------------------------------
                                     Name:
                                     Title:


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                                     FOOTHILL CAPITAL CORPORATION


                                     By: /s/
                                        -------------------------------------
                                     Name:
                                     Title:




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                                                                     SCHEDULE 1



                               Pledged Securities

================================================================================================================================
                                               Stock Certificate    No. of
Pledged Affiliate                              No.                  Shares                Owner of Stock
--------------------------------------------------------------------------------------------------------------------------------
Florida Casino Cruises, Inc.                                                              Leisure Express Cruise, L.L.C.
================================================================================================================================